DISCONTINUED OPERATIONS (Details) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Discontinued Operations and Disposal Groups [Abstract]
Other (income) expense, net	$ 21
Net Cash Provided by (Used in) Discontinued Operations [Abstract]
Net cash provided by operating activities	400
Net cash provided by investing activities	679
Net cash used in financing activities	(1,678)
Effect of exchange rate changes on cash	75
Net increase in cash	$ (524)